Lease liabilities (Details 2) $ in Thousands	Aug. 31, 2024 USD ($)
Lease Liabilities
Not later than one month	$ 45
Later than one month and not later than three months	91
Later than three months and not later than one year	410
Later than one year and not later than five years	1,085
Total undiscounted lease commitments	$ 1,631